Exhibit 10.1

DATED JULY 17, 2026

DEED OF CONFIRMATION OF ACTING IN CONCERT

among

MR. MING-CHIA HUANG

and

THE CONCERT SHAREHOLDERS

(as set out in the Schedule)

in respect of

MKDWELL TECH INC.

THIS DEED OF CONFIRMATION OF ACTING IN CONCERT (this “Deed”) is made on July 17, 2026

BY:

(1) MR. MING-CHIA HUANG (“Mr. Huang”); and

(2) THE PERSONS whose respective names and details are set out in the Schedule (collectively, the “Concert Shareholders” and each a “Concert Shareholder”).

Mr. Huang and the Concert Shareholders are together referred to as the “Parties” and each a “Party”.

WHEREAS:

(A) MKDWELL Tech Inc. is a business company incorporated in the British Virgin Islands with limited liability whose ordinary shares are listed on the Nasdaq Capital Market (Nasdaq: MKDW) (the “Company”).

(B) Mr. Huang is the Chief Executive Officer, a director and the controlling shareholder of the Company.

(C) Pursuant to a sale and purchase agreement dated July 17, 2026 (the “Sale and Purchase Agreement”) among, inter alios, the Concert Shareholders and the Company, the Concert Shareholders have agreed to sell their respective shares in Landvision Inc. to the Company and, in consideration therefor, will be allotted and issued new ordinary shares of the Company (each Concert Shareholder’s “Consideration Shares”).

(D) The Parties wish to record and confirm their agreement that, upon and following the allotment and issue of the Consideration Shares, the Concert Shareholders shall act in concert with, and follow the lead and directions of, Mr. Huang in respect of the Company, so as to support the stability and continuity of the control of the Company.

THE PARTIES HEREBY AGREE AND CONFIRM AS FOLLOWS:

1. ACTING IN CONCERT AND VOTING

1.1 With effect from the date of allotment and issue of the Consideration Shares and for so long as it holds any shares in the Company, each Concert Shareholder irrevocably undertakes to and covenants with Mr. Huang that it shall:

(a) act in concert with Mr. Huang in relation to all matters concerning the Company;

(b) exercise, and procure that any company, entity or trust controlled by it exercises, all voting rights attaching to the shares in the Company held by it or by any such company, entity or trust (whether at a general meeting of the Company or by written resolution), in accordance with the directions and lead of Mr. Huang;

(c) prior to voting on any resolution of the Company, consult with Mr. Huang and follow his instructions as to the manner in which such voting rights are to be exercised; and

(d) not exercise, or permit to be exercised, any voting rights attaching to its shares in the Company in any manner inconsistent with the directions of Mr. Huang, and not requisition, convene or support any shareholders’ meeting or resolution that is inconsistent with the directions of Mr. Huang.

1.2 Each Concert Shareholder acknowledges that the purpose of this Deed is to ensure that Mr. Huang continues to control a majority of the voting rights of the Company and remains the controlling shareholder of the Company, and undertakes not to take, or omit to take, any action that would frustrate or be inconsistent with that purpose.

1.3 The undertakings in this Clause 1 are given by each Concert Shareholder severally in respect of itself only, and are given to and for the benefit of Mr. Huang.

2. FURTHER ASSURANCE

2.1 Each Concert Shareholder shall promptly execute and deliver such further documents and do such further acts as Mr. Huang may reasonably require to give full effect to this Deed, including the granting of any proxy or voting instruction to Mr. Huang (or his nominee) in respect of any resolution of the Company.

3. DURATION AND TERMINATION

3.1 This Deed shall take effect on the date of allotment and issue of the Consideration Shares and shall continue in full force and effect until the earlier of: (a) the date on which the Parties mutually agree in writing to terminate this Deed; and (b), in respect of any Concert Shareholder, the date on which that Concert Shareholder ceases to hold any shares in the Company.

3.2 Termination shall be without prejudice to any rights, obligations or liabilities of any Party accrued prior to termination.

4. NO PARTNERSHIP OR AGENCY

4.1 Nothing in this Deed shall be deemed to constitute a partnership, joint venture or agency relationship between the Parties, and no Party shall have authority to bind any other Party save as expressly provided in this Deed.

5. AMENDMENT

5.1 This Deed shall not be amended, supplemented or modified except by an instrument in writing signed by each Party.

6. GOVERNING LAW

6.1 This Deed shall be governed by, and construed in accordance with, the laws of the Hong Kong Special Administrative Region.

7. COUNTERPARTS

7.1 This Deed may be executed in any number of counterparts, each of which when executed and delivered shall constitute a duplicate original, but all counterparts together shall constitute one and the same instrument.

THE SCHEDULE — THE CONCERT SHAREHOLDERS

No.	Concert Shareholder	Consideration Shares
1	Xinghe Limited	1,650,000
2	Hejing Holding Limited	1,650,000
3	Yimo Capital Limited	1,650,000
4	Lin Jian-Feng	1,400,000
5	Chan, Tsz Keung	1,450,000
6	Lam, Chun Yip	1,450,000
7	Yeung Tak Yui	1,350,000
8	Hung Oi Laam	1,300,000
9	Chan Ka Yee	1,400,000
10	Ma Pun Fai	1,250,000
11	Wong Pui Ha Rowena	1,250,000
12	Yuen Wai Keung	1,250,000
13	Lai Yung-Chung	1,250,000
14	Lu Yi	1,200,000
15	Siu Wing Ni Winnie	1,200,000
16	Tong Hei Ming Andrew	1,100,000
17	Lo Chi Yung	1,150,000
18	Fok Ka Kei	1,000,000
19	Au Yeung Ming Yin Gordon	1,050,000
20	Leung Kar Man Carman	1,000,000
	Total	26,000,000

EXECUTION

IN WITNESS whereof this Deed has been executed and delivered as a deed on the date first above written.

SIGNED, SEALED AND DELIVERED by	)
MR. MING-CHIA HUANG	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
XINGHE LIMITED	) ____________________________
by its duly authorised signatory:	)

SIGNED, SEALED AND DELIVERED by	)
HEJING HOLDING LIMITED	) ____________________________
by its duly authorised signatory:	)

SIGNED, SEALED AND DELIVERED by	)
YIMO CAPITAL LIMITED	) ____________________________
by its duly authorised signatory:	)

SIGNED, SEALED AND DELIVERED by	)
LIN JIAN-FENG	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
CHAN, TSZ KEUNG	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
LAM, CHUN YIP	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
YEUNG TAK YUI	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
HUNG OI LAAM	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
CHAN KA YEE	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
MA PUN FAI	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
WONG PUI HA ROWENA	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
YUEN WAI KEUNG	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
LAI YUNG-CHUNG	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
LU YI	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
SIU WING NI WINNIE	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
TONG HEI MING ANDREW	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
LO CHI YUNG	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
FOK KA KEI	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
AU YEUNG MING YIN GORDON	) ____________________________
in the presence of:	)

SIGNED, SEALED AND DELIVERED by	)
LEUNG KAR MAN CARMAN	) ____________________________
in the presence of:	)